The Commerce Funds

Institutional Shares

Service Shares

Supplement dated August 5, 2004 to

Prospectus dated March 1, 2004

The third paragraph under the caption, “Receipt of Proceeds From A Sale,” on page 82 of the Institutional Shares prospectus and on page 83 of the Service Shares prospectus, is hereby amended and restated in its entirety as follows:

“If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee will be paid to the International Equity Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it.

The following transactions are exempt from the redemption fee:

(i) shares acquired through reinvestment of dividends, distributions or other payments; and

(ii) shares held through omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational differences, a financial intermediary’s methods for tracking and calculating the redemption fee may differ in some respects from that of the Fund. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares. For the reasons set forth above, the redemption fee cannot eliminate the possibility of excessive short-term trading activity in the International Equity Fund.”

The disclosure relating to the Value Fund on page 91 of the Institutional Shares prospectus and on page 92 of the Service Shares prospectus is amended to reflect the following change in portfolio management:

“A team of investment professionals (the “Equity Management Team”) manages the Value Fund. No individuals are primarily responsible for making recommendations to this Team. The Equity Management Team consists of several senior investment professionals of the Adviser. These members meet regularly to analyze market information that might have an effect on the investment performance of the Fund. After completing this review, the Team makes a collective decision regarding the Fund’s investments.”

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The table under the caption “Average Annual Total Return” for the Asset Allocation Fund on page 34 of the Institutional Shares and Services Shares prospectuses, is hereby amended and restated in its entirety as follows:

Institutional Shares Prospectus

“For the periods ended December 31, 2003	1 Year	Since Inception (9/27/02)

Returns Before Taxes	18.23%	16.11%
Returns After Taxes on Distributions	16.70%	14.72%
Returns After Taxes on Distributions and Sale of Shares	11.79%	12.88%
Russell 1000 Index*	29.89%	26.26%
Asset Allocation Composite Index (prior)**	20.18%	18.56%
Asset Allocation Composite Index (current)**	20.01%	18.41%

*	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index based on market capitalization. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Asset Allocation Composite Index (“Composite Index”) is a hypothetical representation prepared by the Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The Composite Index (prior) was comprised of the Russell 1000 Index (48%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (12%). The weighting of the Index has been revised to more closely track the Fund’s investment strategy so that the Composite Index (current) is comprised of the Russell 1000 Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (10%). The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The MSCI EAFE Index (unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The Composite Index figures to not reflect any deduction for fees, taxes or expenses.”

Service Shares Prospectus

“For the periods ended December 31, 2003	1 Year	Since Inception (9/27/02)

Returns Before Taxes	13.82%	12.64%
Returns After Taxes on Distributions	12.45%	11.37%
Returns After Taxes on Distributions and Sale of Shares	8.94%	9.99%
Russell 1000 Index*	29.89%	26.26%
Asset Allocation Composite Index (prior)**	20.18%	18.56%
Asset Allocation Composite Index (current)**	20.01%	18.41%

*	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index based on market capitalization. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Asset Allocation Composite Index (“Composite Index”) is a hypothetical representation prepared by the Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The Composite Index (prior) was comprised of the Russell 1000 Index (48%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (12%). The weighting of the Index has been revised to more closely track the Fund’s investment strategy so that the Composite Index (current) is comprised of the Russell 1000 Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (10%). The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The MSCI EAFE Index (unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The Composite Index figures to not reflect any deduction for fees, taxes or expenses.”